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                                                              EXHIBIT 23.13

           [LETTERHEAD OF PINSKER, GOLDBERG, IVANICKI & APUZZO]

                           ACCOUNTANTS' CONSENT

  We consent to the use of our report incorporated herein by reference into the Registration Statement on Form S-4 (Registration No. 333-49611) and to the reference to our firm under the heading "Experts".

                                          /s/ Pinsker, Goldberg, Ivanicki &
                                          Apuzzo

Little Silver, New Jersey

May 21, 1998